UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 28, 2017

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK

(State or Other Jurisdiction of Incorporation)

1-9410	16-0912632
(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On November 28, 2017, the Registrant issued a press release announcing that Company President and Chief Executive Officer, Arthur W. Crumlish and Chief Financial Officer, John M. Laubacker will participate at the Benchmark Micro Cap Discovery One-on-One Conference to be held at The Palmer House Hilton in Chicago, IL on Thursday, December 14, 2017. The press release is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)     Exhibits:

99.1	Press release dated November 28, 2017 issued by Computer Task Group, Incorporated announcing Company President and Chief Executive Officer, Arthur W. Crumlish and Chief Financial Officer, John M. Laubacker will participate at the Benchmark Micro Cap Discovery One-on-One Conference to be held at The Palmer House Hilton in Chicago, IL on Thursday, December 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: November 28, 2017	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich
	Title:	Senior Vice President & Secretary